Exhibit 10.3

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (the “Assignment”) is made this 21st day of February, 2014, by and between SPC PARK AVENUE LIMITED PARTNERSHIP, a Delaware limited partnership (“Assignor”), and IREIT LITTLE ROCK PARK AVENUE, L.L.C., a Delaware limited liability company (“Assignee”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby agrees as follows:

1. Assignment of Leases. Assignor hereby assigns, transfers, sets over and conveys to Assignees all of its right, title and interest as landlord under all leases (“Leases”) pertaining to the real property described on Exhibit “A” hereto. A list of the tenants (which may be under their trade name or fictitious name) for the Leases is attached to this Assignment as Exhibit “B.”

2. Acceptance of Assignment of Lease. Assignee accepts the assignment of the Leases, assumes the obligations of landlord or lessor arising under the Leases on or after the date of this Assignment, and agrees to perform all obligations of landlord under the Leases.

3. Indemnification. Assignor shall indemnify, defend and hold harmless Assignee from and against all claims, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) caused by the failure of Assignor to pay or perform in a timely manner any obligation required to be paid or performed by the landlord under the Leases prior to the date of this Assignment, including, without limitation, all reconciliation claims for calendar year 2013 and calendar years prior to the date of this Assignment; and Assignee shall indemnify, defend and hold harmless Assignor from and against all claims, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) caused by the failure of Assignee to pay or perform in a timely manner any obligation required to be paid or performed by the landlord under the Leases on or after the date of this Assignment, including, without limitation, all reconciliation claims for calendar year 2014 and subsequent years.

4. General Provisions. This Assignment may be signed in one or more counterparts, each of which shall be deemed an original and together shall constitute one and the same instrument. Facsimile copies of this Assignment shall have the same effect as originals. This Assignment shall be governed in accordance with the laws of the State of Arkansas, without giving effect to the conflicts of laws principles thereunder. Jurisdiction for any legal proceeding related to this Assignment shall lie only in the applicable State and Federal courts located in Pulaski County, Arkansas. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assignors.

(Signatures on following pages)

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date set forth above.

Assignor:

SPC PARK AVENUE LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Park Avenue GP, LLC, a Delaware limited liability company, Its general partner

	By:	/s/ M. Adam Richey
M. Adam Richey,
Manager

Assignee:

IREIT LITTLE ROCK PARK AVENUE, L.L.C., a Delaware limited liability company

By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

	By:	/s/ David Z. Lichterman
	Name:	David Z. Lichterman
	Title:	Treasurer and Chief Accounting Officer

Signature Page to Assignment of Leases

EXHIBIT “A”

to

Assignment of Leases

Description of Real Property

Tract 1: (ATT TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Beginning at a found cotton picker spindle known as the northeast corner of Lot 1, Park Avenue Addition, City of Little Rock, Pulaski County, Arkansas; thence S 01° 24' 16" W along the west right-of-way line of University Avenue for a distance of 126.67 feet to a found cotton picker spindle; thence departing said west right-of-way line N 87° 09' 12" W for a distance of 162.45 feet to a found cotton picker spindle; thence N 02° 51' 53" E for a distance of 139.45 feet to a set point; thence S 86° 56' 56" E a distance of 53.93 feet to a set point; thence S 01° 29' 24" W a distance of 12.40 feet to a set point; thence S 87° 01' 44" E a distance of 104.99 feet to the point of beginning having an area of 0.484 acres, more or less.

Tract 2: (RETAIL TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Commencing at a found cotton picker spindle on the west right-of-way line of University Avenue known as the NE corner of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas; thence along said west right-of-way line the following courses: thence South 01° 24' 16" West for a distance of 126.67 feet; thence South 01° 30' 36" West for a distance of 22.98 feet; thence South 01° 25' 14" West 38.04 feet; thence South 01° 22' 14" West for a distance of 234.30 feet to the Point of Beginning; thence continue along said right-of-way South 01° 22' 14" West for a distance of 15.29 feet to a found nail; thence departing said west right-of-way line North 87° 97' 44" West for a distance of 223.17 feet to a set point; thence South 02° 50' 18" West a distance of 337.42 feet to a set point on the north right-of-way of Saint Vincent Circle; thence along said north right-of-way line North 87° 09' 38" West for a distance of 393.22 feet to a found cotton picker spindle; thence departing said north right-of-way line North 02° 51' 26" East for a distance of 121.82 feet to a found chiseled "X"; thence North 87° 06' 10" West for a distance of 71.43 feet to a found chiseled "X"; thence North 02° 48' 00" East for a distance of 86.68 feet to a found chiseled "X"; thence North 86° 58' 45" West for a distance of 30.00 feet to a set point; thence North 02° 52' 55" East for a distance of 131.44 feet to a found chiseled "X"; thence North 77° 59' 05" West for a distance of 50.58 feet to a found chiseled "X"; thence North 02° 50' 57" East for a distance of 142.81 feet to a found chiseled "X"; thence South 87° 08' 56" East for a distance of 581.33 feet to a found chiseled "X"; thence South 02° 51' 00" West for a distance of 138.38 feet to a set point; thence South 87° 11' 23" East for a distance of 185.95 feet to the Point of Beginning having an area of 5.594 acres, more or less.

Exhibit A to Assignment of Leases

Tract 3: (CHEDDARS TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Commencing at a found cotton picker spindle on the west right-of-way line of University Avenue known as the northeast corner of Lot 1, Park Avenue Addition, City of Little Rock, Pulaski County, Arkansas; thence along said right-of-way line the following courses: South 01° 24' 16" West for a distance of 126.67 feet; thence South 01° 30' 36" West for a distance of 22.98 feet; thence South 01° 25' 14" West for a distance of 38.04 feet; thence South 01° 22' 14" West for a distance of 249.59 feet, to a found mag nail and the Point of Beginning; thence continue along said west right-of-way South 01° 22' 56" West for a distance of 316.91 feet to a found chiseled "X"; thence with a curve turning to the right with an arc length of 31.89 feet, a radius of 20.00 feet, a chord bearing of South 47° 07' 40" West and a chord length of 28.62 feet to a found chiseled X" on the north right-of-way line of Saint Vincent Circle; thence along said north right-of-way line North 87° 09' 38" West for a distance of 211.24 feet to a set point; thence departing said north right-of-way line North 02° 50' 18" East for a distance of 337.42 feet to a set point; thence South 87° 07' 44" East for a distance of 223.17 feet returning to the Point of Beginning having an area of 1.759 acres, more or less.

Tract 4: (PARKING DECK TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Commencing at a found cotton picker spindle on the west right-of-way line of University Avenue known as the NE corner of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas; thence North 87° 01' 44" West for a distance of 104.99 feet; thence North 01° 29' 24" East for a distance of 100.13 feet; thence North 87° 01' 59" West for a distance of 204.60 feet to a found rebar and the Point of Beginning; thence North 87° 09' 38" West for a distance of 15.81 feet to a set point; thence South 02° 50' 22" West for a distance of 122.60 feet to a set point; thence North 87° 09' 38" West for a distance of 706.36 feet; thence North 02° 50' 22" East for a distance of 223.43 feet; thence South 86° 59' 32" East for a distance of 412.27 feet; thence South 87° 12' 31" East for a distance of 307.61 feet; thence South 01° 31' 28" West for a distance of 99.90 feet to the Point of Beginning having an area of 3.644 acres, more or less.

Tract 5: (JAREDS TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Commencing at a found cotton picker spindle on the west right-of-way line of University Avenue known as the northeast corner of Lot 1, Park Avenue Addition, City of Little Rock, Pulaski County, Arkansas; thence along said west right-of-way line the following courses: South 01° 24' 16" West for a distance of 126.67 feet; thence South 01° 30' 36" West for a distance of 22.98 feet; thence South 01° 25' 14" West for a distance of 38.04 feet, to the Point of Beginning at a found chiseled "X" on the west right-of-way of University Avenue; thence along said right-of-way South 01° 22' 14" West 234.30 feet to a set point; thence departing said west line North 87° 11' 23" West for a distance of 185.95 feet to a set point; thence North 02° 51' 00" East for a distance of 138.38 feet to found chiseled "X"; thence North 02° 51' 00" East for a distance of 95.85 feet to a found chiseled "X"; thence South 87° 11' 20" East for a distance of 179.90 feet to the Point of Beginning, having an area of 0.984 acres, more or less.

Exhibit A to Assignment of Leases

EXHIBIT “B”

TO

ASIGNMENT OF LEASES

list of leases

1.	Ground Lease Agreement, dated February 15, 2011, made and entered into by and between SPC Park Avenue Limited Partnership and New Cingular Wireless.
2.	Lease Agreement, dated March 2, 2011, made and entered into by and between SPC Park Avenue Limited Partnership and Cheddar's Casual Cafe.
3.	Lease, dated March 9, 2011, made and entered into by and between SPC Park Avenue Limited Partnership and Staples the Office Superstore East, Inc.
4.	Shopping Center Lease, dated May 30, 2011, made and entered into by and between SPC Park Avenue Limited Partnership and Shree Hari Park Avenue, LLC.
5.	Shopping Center Lease, dated June 1, 2011, made and entered into by and between SPC Park Avenue Limited Partnership and Carter's Retail, Inc.
6.	Shopping Center Lease, dated June 1, 2011, made and entered into by and between SPC Park Avenue Limited Partnership and Mattress Firm, Inc.
7.	Shopping Center Lease, dated June 6, 2011, made and entered into by and between SPC Park Avenue Limited Partnership and SheCo, LLC.
8.	Retail Lease, dated June 7, 2011, made and entered into by and between SPC Park Avenue Limited Partnership and Verizon Wireless Tennessee Partnership.
9.	Lease Agreement, dated September 6, 2011, made and entered into by and between SPC Park Avenue Limited Partnership and RadioShack Corporation.
10.	Shopping Center Lease, dated September 28, 2011, made and entered into by and between SPC Park Avenue Limited Partnership and Sterling Inc.
11.	Shopping Center Lease, dated June 12, 2012, made and entered into by and between SPC Park Avenue Limited Partnership and Fast, LLC.

Exhibit B to Assignment of Leases